Exhibit 10.118

CONFIDENTIAL TREATMENT REQUESTED. *********** INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.	A.N.:130339 AMD_00178567.0

AMENDMENT

Date of Amendment: August 3, 2015

AMENDMENT (this “Amendment”) to the Index License Agreement for Funds (internal MSCI reference: IXF_00040) dated as of March 18, 2000 (the “Agreement”) by and between MSCI Inc. (formerly known as Morgan Stanley Capital International Inc.) (“MSCI”) and BlackRock Fund Advisors, a California corporation (as successor to Barclays Global Investors, N.A.) (“Licensee”).

The parties acknowledge that the Agreement was previously amended by, among other amendments, that certain Amendment (internal MSCI reference: AMD_00119881.0) dated as of January 23, 2014 (the “Previous Amendment”). This Amendment shall supplement and operate in conjunction with the Previous Amendment. Capitalized terms used but not defined in this Amendment shall have the meanings ascribed to them in the Agreement or the Previous Amendment, as the case may be.

1.	Exhibit A of the Agreement is hereby amended to add the following Indexes:

•	MSCI Europe Minimum Volatility (USD) 100% Hedged to USD Index

Or such other names as agreed by Licensee and MSCI in writing.

2.	Licensee may use the Indexes set forth in Section 1 above solely with respect to the following Funds (each, a “Hedged ETF” and each Hedged ETF shall also be a “Fund” as such term is defined in the Agreement):

•	iShares Currency Hedged MSCI Europe Minimum Volatility ETF

Or such other names as agreed by Licensee and MSCI in writing.

The Hedged ETFs shall be exchange traded index funds listed on a national securities exchange located in the United States.

3.	Fees payable with respect to the Hedged ETFs:

a.	Definitions:

As used in this Amendment, the following terms shall have the meanings set forth below.

“Un-Hedged ETF” means, for each *************************************************************** set forth in the following table:

******************************

******************************

******************************

“AUM” means, for any *********** or any ***********, the ************************************************

****************************************************************************.

“Reinvested AUM” means, for each ***********, the ********************************************************

*******************************************************************************.

“Unreinvestcd AUM” means, for each ***********, the *******************************************************

************************************************************************************.

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AMD_00178567.0

For the avoidance of doubt, the total of the *********** and the *********** of any *********** during the relevant ***********, must equal the *********************************************************.

b.	Calculation of Fees.

For each ***********, Licensee shall pay *********** fees to MSCI. Such *********** fees shall be determined with reference to the *********** fees peyote under the ***********. Specifically, the *********** fees for each *********** shall be determined by *********************************************************************************************************

***********************************************************************************************************

********************************************************************************************************

***********************************************************************************************.

Except for the addition of the ************************************************* ***************************************** during the applicable *********** period, the calculation of *********** in accordance with the *********** shall remain unchanged. All fees with respect to the *********** of each *********** shall be due and payable in accordance with the terms of the ***********.

For the avoidance of doubt, there shall be no ************************************************** with respect to the *********** of any ***********. By way of explanation, the parties believe that, because the ***************************************************** fees on the ************************ *********************************************************************************************************

**********************************************************************************************************

**********************.

The parties acknowledge and agree that the *********** of each *********** shall be used for purposes of ***********************************************************************************.

If the *********** is terminated or expires without being replaced for any reason in any *********** or if any ***********ceases to exist or to be subject to the terms of the ******************** ************************* for any reason in any ***********, then, notwithstanding anything to the contrary in this Amendment, from the date of such occurrence, Licensee shall *********** fees to MSCI with respect to each *********** that are *******************************************

******** ****************************************************************************

*************************************************************************.

If any ***************************************** or if any *********** has an ***********, the license fee for such *********** shall equal *********************************************************************

***********************. For purposes of clarity, if **********************************************************

******, but the *********** continues to exist, the *********** of such ***********, as set forth above, shall continue to *************************************************************.

c.	Reporting:

Within *********** days of the end of each ***********, Licensee shall report to MSCI ********************************************************************************************************

*********************************************************************************************************

**********************************************************************************************************

***********. For the avoidance of doubt, if the inception date or the termination date of any Hedged ETF is any day other thin the first day or last day (respectively) of a *********************************************************************

******************************************************************************.

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4.	Special Conditions:

a.	To the extent that this Amendment conflicts with the Agreement or the Previous Amendment, this Amendment shall control. No right or license of any kind is granted to Licensee except as expressly provided in the Agreement, the Previous Amendment and this Amendment.

b.	MSCI may terminate this Amendment with respect to any Index set forth in Section 1 if, within one (1) year of the date of this Amendment, Licensee does not list a Hedged ETF that is based on such Index.

c.	if Licensee deists any Hedged ETF or changes the underlying Index for such Hedged ETF, Licensee’s right to use the relevant Index set forth in Section 1 with respect to such Hedged ETF shall automatically and immediately terminate.

d.	This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York without regard to its conflict or choice of laws principles.

ACKNOWLEDGED AND AGREED

LICENSEE: BlackRock Fund Advisors		MSCI INC.

By	/s/ Manish Mehta	By	/s/ David Kinzelberg
Name	Manish Mehta	Name	DAVID KINZELBERG
Title	Managing Director	Title	EXECUTIVE DIRECTOR

Date	September 25, 2015	Date

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